Assets Held for Sale	12 Months Ended
Dec. 31, 2025
Assets Held For Sale [Abstract]
Assets Held for Sale

7. Assets held for sale

During 2025, the disposal of the High Point building, located in North Carolina (USA), was completed by a U.S. subsidiary. The preliminary sale agreement, for a total consideration of USD 12.1 million, had been signed in October 2024, with the receipt of a down payment of 3,658 (USD 3.8 million). Following the completion of the transaction in March 2025, the subsidiary collected the remaining balance of 7,644 (USD 8.3 million). The transaction generated a capital gain of 1,595 (USD 1.8 million). See Note 36.

Also in 2025, the disposal of a land plot by the Romanian subsidiary was completed. The subsidiary had entered into a preliminary sale agreement in November 2024 for a total consideration of 2,769, receiving an advance payment of 400. The transaction was finalized in June 2025, with the collection of the remaining balance of 2,369. The disposal resulted in a capital gain of 2,773. See Note 36.

At the end of November 2025, the Parent Company entered into a preliminary agreement for the disposal of the photovoltaic plant to a company specialized in the sector.

The disposal transaction was finalized at the end of January 2026 and, on the closing date, the Company collected the total consideration for the sale amounting to 7,115. The net carrying amount of the photovoltaic plant as at 31 December 2025 amounted to 1,105 (see Note 46).